SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       FEBRUARY 27, 2004
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                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                 13-2581181
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(State or other                      (Commission              (IRS Employer
jurisdiction of incorporation         File Number)          Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                              10016
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:     (212) 592-2700
                                                        -----------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)


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Item 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 27, 2004, Fab Industries, Inc. issued a press release announcing its results of operations for the quarter and year ended November 29, 2003. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAB INDUSTRIES, INC.


Dated:   February 27, 2004          By: /s/ Samson Bitensky
                                        ---------------------------------------
                                        Samson Bitensky
                                        Chairman of the Board and Chief
                                        Executive Officer


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                                INDEX TO EXHIBITS


99.1              Press Release, dated February 27, 2004.